================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 28, 2002


                             GENESIS WORLDWIDE INC.
             (Exact name of registrant as specified in its charter)

     OHIO                           1-1997                       34-4307810
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

156 E. SPRING VALLEY ROAD, DAYTON, OHIO                          45458
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (937) 432-9280


                    2600 KETTERING TOWER, DAYTON, OHIO 45423
         (Former name or former address, if changed since last report)

================================================================================

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
-----------------------------------------------------

         On September 17, 2001, Genesis Worldwide Inc. ("GENESIS") and ten of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. On November 14, 2001, the United States Bankruptcy Court for the Southern District of Ohio approved the sale of substantially all of the domestic operating assets and businesses of Genesis and its subsidiaries to Genesis Worldwide II, Inc., an unrelated party, pursuant to
Section 363 of Chapter 11 of the United States Bankruptcy Code (the "SECTION 363 SALE"). Genesis completed the Section 363 Sale on December 12, 2001.

         On February 28, 2002, Genesis dismissed PricewaterhouseCoopers LLP as its independent auditors, since its services were no longer required following completion of the Section 363 Sale. The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of Genesis for the past two fiscal years (the years ended December 31, 2000 and 1999) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that their report on the 2000 consolidated financial statements included an explanatory paragraph concerning the existence of substantial doubt about Genesis' ability to continue as a going concern.

         In connection with its audits of Genesis for the two fiscal years of Genesis ended December 31, 2000 and 1999 and through February 28, 2002, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         Following completion of the Section 363 Sale, all of the directors of Genesis except for one (who remained for the purpose of winding up Genesis' affairs) resigned their positions and, therefore, the dismissal of PricewaterhouseCoopers LLC was not recommended or approved by the Board of Directors or the Audit Committee.

         During the fiscal years of Genesis ended December 31, 2000 and 1999 and through February 28, 2002 there have been no "reportable events" (as defined in Item 304(a)(1)(iv) of Regulation S-K).

         Genesis requested PricewaterhouseCoopers LLP to furnish Genesis with a letter addressed to the SEC stating whether or not it agrees with the statements set forth above. A copy of the letter furnished by PricewaterhouseCoopers LLP in response to the request of Genesis is filed as Exhibit 16 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
------------------------------------------

         See Exhibit Index following the signature page to this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GENESIS WORLDWIDE INC.


February 28, 2002              By: /s/ KARL A. FRYDRYK
                                   Karl A. Frydryk
                                   Vice President and Chief Financial Officer




                                  EXHIBIT INDEX

         Exhibit No.                                          Description
         -----------                                          -----------

         (16)  LETTER REGARDING CHANGE IN CERTIFYING ACCOUNTANTS

               16.1 Letter of PricewaterhouseCoopers LLP dated February 28, 2002